UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

513-297-3640

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2019, Workhorse Group Inc. (the “Company”) entered into the Second Amendment to Credit Agreement (the “Marathon Second Amendment”), among the Company, as borrower, certain affiliates of Marathon Asset Management, LP, as lenders (collectively, with their permitted successors and assignees, the “Lenders”), and Wilmington Trust, National Association, as the agent (“Wilmington”) amending certain terms of the Credit Agreement, dated as of December 31, 2018 (as amended, restated, amended and restated or otherwise modified prior to the date hereof), between the Company, the Lenders and Wilmington. The Marathon Second Amendment delayed the application of certain financial covenants including:

(i)	the minimum liquidity, providing that at least $4 million must be maintained at all times on or after April 30, 2019 rather than beginning on March 31, 2019;

(ii)	the maximum total leverage ratio (ratio of total debt borrowed by the Company and its subsidiaries to EBITDA), providing that the maximum total leverage ratio shall not exceed 4.50:1.00 on the last day of the quarter ending December 31, 2019, rather than beginning with the quarter ending September 30, 2019, which total leverage ratio is adjusted for subsequent quarters as set forth in the Credit Agreement; and

(iii)	the maximum debt service coverage ratio (ratio of EBITDA (for the four consecutive fiscal quarters most recently ended, subject to certain adjustments set forth in the Credit Agreement) to interest expense and payments for operating leases), providing that the maximum debt service coverage ratio shall not exceed 1.25:1.00 on the last day of the quarter ending December 31, 2019, rather than beginning with the quarter ending September 30, 2019, which debt service coverage ratio is adjusted for subsequent quarters as set forth in the Credit Agreement.

The description of the terms and conditions of the agreements above do not purport to be complete and are qualified in their entirety by the full text of the form of the agreements described above, which are filed as exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of April 1, 2019, by and among Workhorse Group Inc., as borrower, Marathon Structured Product Strategies Fund, LP, Marathon Blue Grass Credit Fund, LP, Marathon Centre Street Partnership, L.P. and TRS Credit Fund, LP, as lenders, and Wilmington Trust, National Association, as the agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April 2, 2019	By:	/s/ Paul Gaitan
	Name:	Paul Gaitan
	Title:	Chief Financial Officer

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